UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2019

NEW PROVIDENCE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39040	84-2027232
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6500 Riverplace Blvd, Bld 1, Suite 450	78730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (737) 202-4390

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	NPAUU	The Nasdaq Stock Market LLC
Shares of Class A common stock included as part of the units	NPA	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	NPAWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On September 13, 2019, New Providence Acquisition Corp. (the “Company”) consummated an initial public offering (the “IPO”) of 20,000,000 units (the “Units”) at an offering price of $10.00 per Unit and a private placement with New Providence Management LLC (the “Sponsor”) of 5,500,000 private placement warrants at a price of $1.00 per warrant (the “Private Placement”) The net proceeds from the IPO together with certain of the proceeds from the Private Placement, $200,000,000 in the aggregate (the “Offering Proceeds”), were placed in a trust account established for the benefit of the Company’s public stockholders and the underwriters of the IPO with Continental Stock Transfer & Trust Company acting as trustee. Except for the withdrawal from interest earned on the Offering Proceeds in the trust account to fund franchise and income taxes payable, or upon the redemption by public stockholders of Class A common stock in connection with certain amendments to the Company’s amended and restated certificate of incorporation, none of the funds held in the trust account will be released until the earlier of the completion of the Company’s initial business combination or the redemption of 100% of the Class A common stock, included in the Units and issued by the Company in the IPO, if the Company is unable to consummate an initial business combination within 18 months from the closing of the IPO.

On September 19, 2019, the Company issued an additional 3,000,000 units (the “Over-Allotment Units”) pursuant to the exercise in full by the underwriters of their over-allotment option in connection with the IPO. The Over-Allotment Units were priced at $10.00 per unit, generating total gross proceeds of $30,000,000. Concurrently, the Sponsor also purchased an additional 600,000 private placement warrants for $600,000. Of the proceeds received from the consummation of the IPO, the private placement purchases by the Sponsor and the sale of the Over-Allotment Units, $230,000,000 (or $10.00 per unit sold in the public offering) was deposited in the Company’s trust account.

An audited balance sheet as of September 13, 2019 reflecting receipt of the net proceeds of the IPO and certain of the proceeds from the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Audited Balance Sheet

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 19, 2019

NEW PROVIDENCE ACQUISITION CORP.

By:	/s/ Gary P. Smith
Name:	Gary P. Smith
Title:	Chief Executive Officer

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